Exhibit 10.1

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (hereinafter referred to as the “Amendment”) is dated as of this 20th day of July, 2015 by and between FOREST CITY 88 SIDNEY STREET, LLC, a Delaware limited liability company (“Landlord”) and AGIOS PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Lease.

W I T NE S S E T H

WHEREAS, Landlord and Tenant entered into that certain Lease dated as of September 15, 2014 (the “Original Lease”), as amended by that certain First Amendment to Lease (the “First Amendment”) dated as of November 21, 2014 (the Original Lease and First Amendment shall be referred to collectively as, the “Lease”) with respect to certain premises located at 88 Sidney Street, Cambridge, Massachusetts (the “Premises”); and

WHEREAS, Landlord and Tenant desire to amend the Lease to expand the definition of Premises to include the fifth floor of the Building (the “Fifth Floor Expansion Space”), provide for an additional improvement allowance, and for other purposes, as set forth in this Amendment.

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Premises. Effective as of the date hereof, the term “Premises” set forth on Exhibit A of the Lease is deleted in its entirety and replaced with the following:

“Premises: The Premises shall be comprised of approximately 146,034 rentable square feet as follows:

Floor 1 Suite 100A:	418 rsf
Floor 1 Suite 100B:	340 rsf
Floor 1 Suite 100:	7,086 rsf
Floor 1 Suite 150:	4,928 rsf
Floor 2 Suite 200:	33,452 rsf
Floor 3 Suite 300:	33,464 rsf
Floor 4 Suite 400:	33,530 rsf
Floor 5 Suite 500:	32,816 rsf

All as more particularly shown on the floor plans attached to this Lease as Exhibit B.”

2.	Annual Fixed Rent. Effective as of the date hereof, the term “Annual Fixed Rent for the Term” set forth on Exhibit A of the Lease shall be deleted in its entirety and replaced with the following:

“Annual Fixed Rent: With respect to Suite 100A, Suite 100, Suite 300 and Suite 400: $57.25 per rsf, as adjusted per the terms of Section 3.1 hereof. With respect to Suite 100B, Suite 150 and Suite 200: $60.00 per rsf, as adjusted per the terms of Section 3.1 hereof. With respect to Suite 500: $65.00 per rsf, as adjusted per the terms of Section 3.1 hereof.”

3.	Additional Rent. Tenant shall not be obligated to pay Additional Rent with respect to the Fifth Floor Expansion Space prior to the Rent Commencement Date for the Fifth Floor Expansion Space.

4.	Annual Increases to Annual Fixed Rent. Effective as of the date hereof, Section 3.1 shall be amended by deleting the second paragraph thereof and replacing it with the following:

“On the first anniversary of the Rent Commencement Date, and on each anniversary thereafter, Annual Fixed Rent for Suites 100A, 100, 300 and 400 shall increase to an amount equal to one hundred two percent (102%) of the Annual Fixed Rent immediately preceding such anniversary. On the first anniversary of the Rent Commencement Date, and on each anniversary thereafter, Annual Fixed Rent for Suites 100B, 150 and 200 shall increase to an amount equal to one hundred three percent (103%) of the Annual Fixed Rent immediately preceding such anniversary. On the first anniversary of the Rent Commencement Date for Fifth Floor Expansion Space, and on each anniversary thereafter, Annual Fixed Rent for Suite 500 shall increase to an amount equal to one hundred three percent (103%) of the Annual Fixed Rent immediately preceding such anniversary.”

5.	Operating Expenses. Section 3.3 of the Lease is hereby amended by adding the following thereto:

“Annual Estimates. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord no more than twice during such calendar year to reflect actual known or reasonably anticipated increases in Operating Expenses for that calendar year. Landlord shall use reasonable efforts to deliver the Annual Estimate to Tenant by 60 days prior to the end of each calendar year, and shall take into account any comments by Tenant which are consistent with the rights and obligations of the parties under this Lease. Landlord shall use good faith efforts to meet with Tenant from time to time prior to November 1st of each calendar year during the Term upon Tenant’s request to discuss the Annual Estimate for the upcoming calendar year and Landlord’s budget for Operating Expenses for the Property for such year . The Annual Estimate shall include reasonably detailed line-item costs.”

6.	Tax Protest. Section 3.2 of the Lease is hereby amended by adding the following thereto:

“Upon Tenant’s reasonable request, the Landlord shall use reasonable efforts to contest or seek abatement of any Real Estate Taxes affecting the Premises. Should the Landlord contest or seek abatement of such taxes, then it shall do so with diligence and shall keep the Tenant appropriately informed, in the Landlord’s reasonable discretion, as to such action. Upon Tenant’s request, Landlord shall provide Tenant with a copy of any notice of the assessed valuation of the Property and/or the Building received by Landlord, as well as copies of all tax bills and tax notices received by Landlord, and copies of all papers filed by Landlord in connection with any such Tax Protest or Tax Proceeding. Tenant’s rights under this Section may be exercised only in respect of Tax Years occurring subsequent to the Commencement Date.”

7.	Tenant Personnel. Tenant shall have the right to station its own security or other personnel in the lobby of the Building and upon reasonable advance notice to utilize its own contractors or personnel for cleaning, maintenance and other similar services in the Building, excluding, however, HVAC or other systems which may be shown as Landlord’s responsibility on the Tenant/Landlord Responsibility Matrix attached as Exhibit H-1. In the event Tenant utilizes its own personnel or contractors for any such security, cleaning, maintenance or other similar services, Tenant shall pay all costs directly and the same shall not be included in Landlord’s costs for purposes calculating Operating Expenses for the Property.

8.	Condition of Fifth Floor Expansion Space/Landlord’s Work. Landlord shall be responsible, at its sole cost and expense, to deliver the base building mechanical systems (HVAC, electrical, life safety and plumbing), including, without limitation, the hot water heater, and the Shared Laboratory Systems (as defined in Section 2.3(c) of the Lease) that service the Fifth Floor Expansion Space in good operating condition and repair, and shall maintain the same in accordance with Section 5.1 of the Lease. Except as provided in this Section 7, the parties hereby acknowledge and agree that all work performed by Tenant or required to be performed by Tenant under the Lease has been performed to the satisfaction of Landlord. Landlord shall remain responsible, at its sole cost and expense, for all work to be performed by Landlord under the Lease (except as otherwise provided in this Second Amendment), including, without limitation, final completion of all of Landlord’s Work pursuant to Section 2.1(c) of the Lease.

9.	Lease Commencement Date for Fifth Floor Expansion Space. The Lease Commencement Date for Fifth Floor Expansion Space shall be the date of this Amendment.

10.	Rent Commencement Date for Fifth Floor Expansion Space. The following shall be added as a definition on Exhibit A after the definition of Rent Commencement Date:

“Rent Commencement Date
for Fifth Floor Expansion
Space:	November 1, 2015.”

11.	Tenant/Landlord Responsibility Matrix for the Building. Exhibit H-1 attached hereto shall be attached to the Lease as a new Exhibit H-1 and shall be referred to as the Tenant/Landlord Responsibility Matrix for the Building.

12.	Leasehold Improvement Allowance. The defined term “Leasehold Improvements Allowance” set forth on Exhibit A shall be amended by deleting “$16,189,047.00” and replacing it with “$20,126,967.00”. Additionally, the third sentence of Section 3 of Exhibit E to the Lease is hereby deleted in its entirety and replaced with the following:

“The Tenant must apply to Landlord for reimbursement from the Leasehold Improvements Allowance applicable to the Fifth Floor Expansion Space in the amount of Three Million Nine Hundred Thirty-Seven Thousand Nine Hundred Twenty and 00/100 Dollars ($3,937,920.00) (the “Fifth Floor Leasehold Improvement Allowance”) within twenty-four (24) months after the Rent Commencement Date for the Fifth Floor Expansion Space. Tenant may use a portion of the Fifth Floor Improvement Allowance towards improvements on any floor in the Building, but only after Tenant has improved the Fifth Floor Expansion Space as approved by Landlord.”

13.	Parking Privileges. The first sentence of the term “Parking Privileges” set forth on Exhibit A shall be deleted in its entirety and replaced with the following:

“During the Term, Tenant shall be entitled to use and shall pay for two hundred eighteen (218) parking passes in accordance with Section 2.4 of the Lease; provided, however, that from the Rent Commencement Date until the Rent Commencement Date for Fifth Floor Expansion Space, Tenant shall have the option to use and pay for a minimum of one hundred fifty-two (152) parking passes, and from the Rent Commencement Date for Fifth Floor Expansion Space until the first anniversary of the Rent Commencement Date, Tenant shall have the option to use and pay for a minimum of two hundred one (201) parking passes. Commencing with the first anniversary of the Rent Commencement Date, Tenant shall be obligated to pay for two hundred eighteen (218) parking passes.”

14.	Security Deposit. The defined term “Security Deposit” set forth on Exhibit A shall be amended by deleting “$2,189,270.17” and replacing it with “$2,900,283.50”. Upon execution of this Amendment, Tenant shall deposit Seven Hundred Eleven Thousand Thirteen and 33/100 Dollars ($711,013.33) with the Landlord as an additional Security Deposit, so that the total amount of the Security Deposit set forth on Exhibit A shall be Two Million Nine Hundred Thousand Two Hundred eighty three and 50/100 Dollars ($2,900,283.50). At Tenant’s election, such increase in the Security Deposit shall be effectuated by a substitution of a single new Letter of Credit.

15.	Floor Plans Showing Premises. Exhibit B to the Lease shall be deleted and replaced with a new Exhibit B attached hereto.

16.	Landlord Entity. The parties acknowledge that the Original Lease and the First Amendment both stated the name of the Landlord entity incorrectly. The correct name of the Landlord entity is “Forest City 88 Sidney Street, LLC”.

17.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

18.	Brokers. Landlord and Tenant represent and warrant that they have had no dealings with any broker or agent in connection with this Amendment other than Colliers International New England, LLC and CBRE/New England and each party shall indemnify and hold harmless the other party from claims for any brokerage commission. Landlord shall pay Colliers International New England, LLC and CBRE/New England a brokerage commission pursuant to the terms of a separate agreement.

19.	Ratification. The Lease, as amended hereby, is in full force and effect, and is ratified and confirmed, and there are no other amendments or modifications thereto.

20.	Governing Law. This Amendment will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

21.	Consents. This Amendment shall be subject to the prior written consent of the Ground Lessor, The Massachusetts Institute of Technology, and Landlord will use good faith best efforts to obtain such consent.

22.	Due Authority. Each of Landlord and Tenant, for itself, warrants and represents that this Amendment is its duly adopted, approved and authorized act and that the person signing this Amendment has full authority to bind, and to execute this Amendment on behalf of, the party he or she represents.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal, as of the day, month and year first above written.

LANDLORD:

Forest City 88 Sidney Street, LLC, a Delaware limited liability company

By:	FC HCN 88 Holding, LLC,
a Delaware limited liability company,
Its sole member

	By:	FC HCN University Park, LLC,
a Delaware limited liability company,
Its sole member

		By:	Forest City University Park, LLC,
a Delaware limited liability company
Its managing member

			By:	/s/ Michael Farley
			Name:	Michael Farley
			Its:	Vice President

TENANT:

AGIOS PHARMACEUTICALS, INC., a Delaware corporation

By:	/s/ Glenn Goddard
Name:	Glenn Goddard
Title:	SVP, Finance

EXHIBIT B

Floor Plans Showing the Premises

SEE ATTACHED

LOADING DOCK
LANSDOWNE STREET
FLOOR 1 PREMISES

Margolis + Fishman, Inc.
675 Massachusetts Ave.
Cambridge, Massachusetts 02139

88 SIDNEY STREET
CAMBRIDGE, MA

Drawing Name
EXHIBIT B Floor 1 Premises Plan
SCALE: 1/16" = 1'-0"

DATE: 2014.11.18

Exhibit B

PILGRIM STREET
LANSDOWNE STREET
FLOOR 2 PREMISES PLAN

Margolis + Fishman, Inc.
875 Massachusetts Ave.
Cambridge, Massachusetts 02139

Drawing Name
EXHIBIT B Floor 2 Premises Plan
SCALE: 1/16" = 1'-0"
DATE: 2014.11.18

88 SIDNEY STREET
CAMBRIDGE, MA

Exhibit B

PILGRIM STREET
SIDNEY STREET
LANSDOWNE STREET
PACIFIC STREET
VERTICAL SHAFTS
FLOOR 5 PREMISES

Margolis + Fishman, Inc.
675 Massachusetts Ave.
Cambridge, Massachusetts 02139

88 SIDNEY STREET
CAMBRIDGE, MA

Drawing Name
Fifth floor - EXHIBIT B - Floor Plan Showing Premises

SCALE: 1/16" = 1'-0"

DATE: 20150521

Exhibit B

Exhibit H-1

Tenant / Landlord Responsibility Matrix for the Fifth Floor Expansion Space

Agios

88 Sidney Street

Cambridge, MA

Tenant / Landlord Responsibility Matrix

June 11, 2015

Description	Landlord	Tenant
SITEWORK
Domestic sanitary sewer connection to street	X
Lab waste sewer connection to individual tenant pH neutralization system	X
Roof storm drainage	X
Nstar primary and secondary electrical service	X
Nstar gas service	X
Domestic water service to Building	X
Fire protection water service to Building	X
STRUCTURE
Structural enhancements for specific Tenant load requirements		X
Structural framing dunnage above roof for Base Building equipment	X
Structural framing dunnage above roof for Tenant equipment (subject to Landlord review and approval).		X
Framed openings for Base Building utility risers	X
Framed openings for Tenant utility risers in addition		X
Miscellaneous metals items and/or concrete pads for Base Building equipment	X
Miscellaneous metals items and/or concrete pads for Tenant equipment		X
ROOFING
Single ply EPDM roofing system with rigid insulation	X
Roofing penetrations for Base Building equipment/systems	X
Roofing penetrations for Tenant equipment/systems by LL’s roofer to LL Spec		X
Walkway pads to Base Building equipment	X
Walkway pads to Tenant equipment		X
Roofing alterations due to Tenant changes		X
EXTERIOR
Building exterior consisting of precast concrete and windows	X
Main Building entrances	X
Loading dock with loading dock elevator and stairwell		X
Acoustic screening of Base Building rooftop equipment	X
Acoustic screening of Tenant rooftop equipment (space available within base building screening		X

ELEVATORS
Three (2) passenger elevators, one (1) service with a capacity of 4,000 lbs.	X
WINDOW TREATMENT
Furnish and install Building standard blinds for all windows		X
TENANT AREAS
Finishes at inside face of exterior walls		X
Finishes at inside face at Tenant side of core partitions		X
Toilet rooms within Tenant Premises in addition to those provided by base building		X
Electrical closets within Tenant Premises		X
Tel/data rooms for interconnection with Tenant tel/data		X
Tenant kitchen areas		X
Modifications to core areas to accommodate Tenant requirements		X
Partitions, ceilings, flooring, painting, finishes, doors, frames, hardware, millwork, casework, equipment, and build out.		X
Fixed or movable casework.		X
Laboratory Equipment including but not limited to biosafety cabinets, autoclaves, glass washers.		X
Chemical Fume Hoods, bench fume hood		X
Shaft enclosures for Base Building systems’ risers	X
Shaft enclosures for Tenant risers (in addition to risers put in place for tenant use)		X
FIRE PROTECTION
Fire service entrance including fire department connection, alarm valve, and flow protection	X
Core area distribution piping and sprinkler heads	X
Stair distribution piping and sprinkler heads	X
All run outs, drop heads, and related equipment within Tenant premises		X
Modification of sprinkler piping and head locations to suit Tenant layout and hazard index		X
Specialized extinguishing systems or containment for tenant program areas		X
Preaction dry-pipe systems		X
Fire extinguisher cabinets at core common areas	X
Fire extinguisher cabinets in Tenant Premises		X
PLUMBING
Domestic water service with backflow prevention and Base Building risers	X
Domestic water distribution within Tenant Premises		X
Tenant restroom plumbing fixtures compliant with accessibility requirements (in addition to those provided by the Base Building)		X
Wall hydrants in common core areas (where required by code)	X
Tenant metering and sub-metering at Tenant connection		X
Storm drainage system	X
Sanitary waste and vent service	X
Two stage active pH neutralization system (individual tenant system)		X
Lab waste and vent pipe distribution		X

Hot water generation for core restrooms	X
Non-potable Hot water generation for Tenant use		X
Central lab air compressor and piping risers	X
Compressed air pipe distribution in Tenant Premises for specific points of use		X
Central lab vacuum system and pipe risers		X
Lab vacuum pipe distribution in Tenant Premises for specific points of use		X
Tepid water generator and pipe risers		X
Tepid water pipe distribution in Tenant Premises		X
RO/DI water generator and pipe risers		X
RO/DI water pipe distribution in Tenant Premises for specific points of use		X
Manifolds, piping, and other requirements including cylinders, not specifically mentioned above		X
NATURAL GAS
Natural gas service to Building and piping to Base Building boilers and Base Building generator	X
Natural gas service, pressure regulator and meter for Tenant equipment		X
Natural gas piping from Tenant meter to Tenant Premises or Tenant equipment area.		X
Natural gas pipe distribution within Tenant Premises		X
Natural gas pressure regulator vent pipe riser from valve location through roof		X
HEATING, VENTILATION, AIR CONDITIONING

Once-through supply air handling units with 30% prefilters, 85% final filters, with corresponding heating and cooling. Units are sized for approximately 1.5 cfm per square foot of lab space. 65%/35% lab/office ratio.	X
Boiler capacity for hot water reheats at lab/office space	X
Hot water reheat distribution to reheat coils		X
Vertical supply air duct distribution		X
Tenant Space Supply air duct distribution, VAV terminals, equipment connections, insulation, air terminals, dampers, hangers,		X
Roof mounted laboratory exhaust fans		X
Vertical exhaust air duct risers for general lab exhaust		X
Roof mounted laboratory exhaust fans for specialty exhaust systems.		X
Exhaust air duct distribution, exhaust air valves, equipment connections, insulation, air terminals, dampers, hangers, etc. within Tenant Premises.		X
Exhaust air duct distribution, exhaust air valves, equipment connections, insulation, air terminals, dampers, hangers, etc.		X
General Exhaust for Tenant Spaces from Risers		X
Restroom exhaust for core area restrooms	X
Restroom exhaust for restrooms within Tenant Premises		X
Electric room ventilation system for electrical closets within Tenant premises		X
Sound attenuation for Tenant equipment to comply with Cambridge Noise Ordinance		X
Additional/ dedicated cooling for Tenant requirements.		X

ELECTRICAL
Electrical utility service to switchgear in main electrical vault	X
Provide the tenant with a proportionate share of the available power based on a sqft allocation	X
Standby power distribution within Tenant Premises 100% of existing service		X
Lighting and power distribution for core areas	X
Lighting and power distribution for Tenant Premises		X
Tenant Check Meter (s) for Tenant Connected Loads		X
Common area life safety emergency lighting/signage	X
Tenant Premises life safety emergency lighting/signage		X
Tenant panels, transformers, etc. in addition to Base Building		X
Tenant UPS system, battery backup, and associated equipment/distribution		X
FIRE ALARM
Base Building fire alarm system with devices in core areas	X
Fire alarm sub panels and devices for Tenant Premises with integration into Base Building system		X
Alteration to fire alarm system to facilitate Tenant program		X
TELEPHONE/DATA
Tel Data Riser Conduit from demark to each floor		X
Tenant tel/data rooms		X
Pathways from demarcation room directly into Tenant tel/data rooms		X
Tel/Data cabling from demarcation room Tenant tel/data room.		X
Fiber optic service for Tenant use		X
Tel/data infrastructure including but not limited to servers, computers, phone systems, switches, routers, MUX panels, equipment racks, ladder racks, etc.		X
Provisioning of circuits and service from service providers		X
Audio visual systems and support		X
Station cabling from Tenant tel/data room to all Tenant locations, within the suite and exterior to the suite, if needed		X
SECURITY
Card access at Building entries		X
Card access into or within Tenant Premises on separate Tenant installed and managed system		X